SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):   December 11, 2001

                               FIBERCORE, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Nevada                    000-21823                     87-0445729
      (STATE OR OTHER        (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER
       JURISDICTION OF                                       IDENTIFICATION NO.)
       INCORPORATION)



           253 Worcester Road, P.O. Box 180
                     Charlton, MA                                01507
--------------------------------------------------------------------------------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)



       Registrant's telephone number, including area code (508) 248-3900


                                 Not Applicable
--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS
         ------------
On December 11, 2001, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1.

EXHIBIT NUMBER          DESCRIPTION
--------------          -----------
Exhibit 99.1            Press Release of the Registrant,
                        dated December 11, 2001.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       FIBERCORE, INC.



                                       By: /s/ Robert P. Lobban
                                          ------------------------
                                          Name:   Robert P. Lobban
                                          Title:  Chief Financial Officer

Date:  December 20, 2001